Supplement to the
Fidelity’s New Jersey Municipal Funds
January 29, 2024
Prospectus
The following information replaces similar information for Fidelity® New Jersey Municipal Money Market Fund found in the “Fund Summary” section under the “Principal Investment Risks” heading.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
The following information supplements information for Fidelity® New Jersey Municipal Money Market Fund found in the “Fund Summary” section under the “Purchase and Sale of Shares” heading.
The fund’s policies and procedures permit the fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the Adviser, as the delegate of the fund’s Board of Trustees, determines it is in the best interests of the fund.
The following information supplements information for Fidelity® New Jersey Municipal Money Market Fund found in the “Shareholder Information” section under the “Additional Information about the Purchase and Sale of Shares” heading.
The fund’s policies and procedures permit the fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the Adviser, as the delegate of the fund’s Board of Trustees, determines it is in the best interests of the fund.
The following information supplements information for Fidelity® New Jersey Municipal Money Market Fund found in the “Shareholder Information” section under the “Selling Shares” heading.
• The Board of Trustees may determine that it would not be in a fund’s best interests to continue operating under circumstances listed in Rule 22e‑3 under the Investment Company Act of 1940, at which point the fund may permanently suspend redemptions and liquidate.

The following information supplements information for Fidelity® New Jersey Municipal Money Market Fund found in the “Shareholder Information” section.
Special Limitations Affecting Redemptions for Fidelity® New Jersey Municipal Money Market Fund:
Discretionary Liquidity Fees
A fund may impose liquidity fees during adverse market conditions. If, at any time, the fund’s Board of Trustees (or its delegate) determines it is in the fund’s best interests, the fund must impose a liquidity fee of no more than 2% of the value of the shares redeemed on all fund redemptions.
Any such fee, which may be imposed as early as the same day, would remain in effect until the fund’s Board of Trustees (or its delegate) determines that the fee is no longer in the fund’s best interests.
Liquidity fees are generally designed to transfer the costs of liquidating fund securities from shareholders who remain in a fund to those who leave the fund during periods when liquidity is scarce or otherwise manage potential dilution and/or liquidity during periods of market stress. The fees are payable to the fund and any fees charged to a shareholder will fully or partially offset the gain or increase the loss realized by that shareholder upon redemption.
If discretionary liquidity fees are imposed, a fund will notify shareholders on the fund’s website or by press release.
Effective March 1, 2024, Fidelity® New Jersey Municipal Income Fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating Fidelity® New Jersey Municipal Income Fund out of each class’s management fee.
The following information replaces similar information for Fidelity® New Jersey Municipal Income Fund found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.43%A,B

Distribution and/or Service (12b‑1) fees	None

Other expenses	0.02%B

Total annual operating expenses	0.45%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.11% was previously charged under the services agreements.
B Adjusted to reflect current fees.

1 year	$ 46

3 years	$ 144

5 years	$ 252

10 years	$ 567
The following information replaces similar information for Fidelity® New Jersey Municipal Income Fund found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.
The annual management fee rate for the class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.43%. One‑twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

NJN‑PSTK‑0424‑148 1.475763.148	April 2, 2024